UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 3, 2018 (December 31, 2017)

KEY ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-08038	04-2648081
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 McKinney Street, Suite 1800

Houston, Texas 77010

(Address of principal executive offices and Zip Code)

713-651-4300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Key Energy Services, Inc., a Delaware corporation (the “Company”) recently adopted modifications to its equity compensation program that were disclosed within a Form 8-K filed with the Securities and Exchange Commission on December 5, 2017 (the “Previous Form 8-K”). Company employees, including the Company’s named executive officers, that received equity awards pursuant to the Key Energy Services, Inc. 2016 Equity and Cash Incentive Plan (the “LTIP”) during the 2016 calendar year and during the 2017 calendar year prior to September 13, 2017 (the “Prior Awards”) were generally given the election to either retain the Prior Awards, or forfeit all the Prior Awards that were originally scheduled to vest in September 2018 or beyond (the “Remaining Prior Awards”) in exchange for a new grant of equity awards made up of 50% time-vested restricted stock unit (“RSU”) awards and 50% performance share awards (together, the “New Equity Awards”).

The Company’s named executive officers each chose to forfeit the Remaining Prior Awards and receive the New Equity Awards. The forfeiture of the Remaining Prior Awards and the grant of the New Equity Awards will become effective December 31, 2017. The Prior Awards that were not subject to the forfeiture election vested or will vest in accordance with the original terms of the Prior awards. The Company’s named executive officers received the following number of New Equity Awards, which will be governed by the terms of the Time RSU Award and the Performance RSU Award attached as Exhibits 10.2 and 10.3 of the Previous Form 8-K, as applicable, and the terms of the LTIP.

Officer and Title	Time-based RSU Award (# of shares)	Performance Share Award (# of target shares)
Robert Drummond, President and Chief Executive Officer	150,637	150,637
Marshall Dodson, Sr. Vice President and Chief Financial Officer	76,518	76,518
Dave Brunnert, Sr. Vice President and Chief Operating Officer	60,000	60,000
Scott Miller, Sr. Vice President Operational Services and Chief Accounting Officer	35,544	35,544
Katherine Hargis, Senior Vice President, General Counsel and Corporate Secretary	32,500	32,500

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY ENERGY SERVICES, INC.

Date: January 3, 2018	By:	/s/ Katherine I. Hargis
Katherine I. Hargis
Senior Vice President, General Counsel and Corporate Secretary